SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 4, 2008

General Automotive Company
(Exact name of registrant as specified in its charter)

NV	333-137755	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5422 Carrier Drive, Suite 309 , Orlando, FL	32819
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  503-827-5271

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

By action of the Registrant’s Board of Directors on April 4, 2008, Moore & Associates, Chartered, Independent Registered Public Accounting Firm, the independent registered public accounting firm who had been engaged as the principal accountant to audit the Registrant’s financial statements, was dismissed. On April 4, 2008, the Board of Directors of the Registrant approved the engagement of Cross, Fernandez & Riley, LLP, Certified Public Accountants, as the new independent registered public accounting firm.

The Moore & Associates, Chartered, Independent Registered Public Accounting Firm reports on the Registrant’s financial statements for the fiscal years ended August 31, 2006 and ended August 31, 2007 did not contain adverse opinions or disclaimers of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle, except as follows:

1.	The audit reports for the years ended August 31, 2006 and August 31, 2007 contained an uncertainty about the Registrant’s ability to continue as a going concern.

During the year ended August 31, 2007 and through April 4, 2008, there have been no disagreements with Moore & Associates, Chartered, Independent Registered Public Accounting Firm on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, Independent Registered Public Accounting Firm, would have caused it to make a reference to the subject matter of the disagreements in its reports on the Registrant’s financial statements for such years. During the year ended August 31, 2007 and through April 4, 2008, there were no “reportable events”, as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Moore & Associates, Chartered, Independent Registered Public Accounting Firm a copy of this disclosure on April 4, 2008, and requested that Moore & Associates, Chartered, Independent Registered Public Accounting Firm furnish a letter to the Securities and Exchange Commission stating whether or not Moore & Associates, Chartered, Independent Registered Public Accounting Firm agrees with the statements made herein.  A copy of the Moore & Associates, Chartered, Independent Registered Public Accounting Firm letter to the Commission is attached hereto as Exhibit 16.1

During the fiscal years for the Company ended August 31, 2006 and August 31, 2007, the Registrant did not consult Cross, Fernandez & Riley, LLP, regarding any of the matters outlined in Item 304(a)(2) of Regulation SB.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1 Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Automotive Company

/s/ Joseph DeFrancisci
Joseph DeFrancisci
President

Date:         April 8, 2008